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                                                               EXHIBIT (p)(viii)

                         MARSICO CAPITAL MANAGEMENT, LLC
                           THE MARSICO INVESTMENT FUND
                                 CODE OF ETHICS

A.       INTRODUCTION AND OVERVIEW............................................................        2

B.       PERSONS COVERED BY THE CODE..........................................................        3

C.       GENERAL CONDUCT GUIDELINES FOR PERSONAL INVESTMENTS..................................        4

D.1.     PROHIBITION ON PURCHASES OF CERTAIN SECURITIES.......................................        5

D.2.     EXEMPTED TRANSACTIONS................................................................        6

D.3.     PRE-APPROVAL AND OTHER REQUIREMENTS FOR SELLING RESTRICTED TRADING SECURITIES........        9

E.1.     REPORTS ABOUT SECURITIES HOLDINGS AND TRANSACTIONS...................................       11

E.2.     REVIEW OF REPORTS AND OTHER DOCUMENTS................................................       13

F.       VIOLATIONS OF THE CODE...............................................................       14

G.1.     MISCELLANEOUS ISSUES CONCERNING BOARD SERVICE, GIFTS, AND LIMITED OFFERINGS..........       14

G.2.     RECORDKEEPING REQUIREMENTS...........................................................       15

G.3.     BOARD APPROVAL AND ANNUAL REVIEW REQUIREMENTS........................................       15

G.4.     CERTIFICATION OF COMPLIANCE..........................................................       16

G.5.     EFFECTIVE DATE.......................................................................       16

H.       DEFINITIONS..........................................................................       16

I.       FORMS................................................................................       18

INITIAL PERSONAL HOLDINGS REPORT..............................................................       19

QUARTERLY PERSONAL TRANSACTION REPORT.........................................................       23

ANNUAL PERSONAL HOLDINGS REPORT...............................................................       29

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CODE OF ETHICS
MARSICO CAPITAL MANAGEMENT, LLC AND THE MARSICO INVESTMENT FUND
PAGE 2

SAMPLE LETTER TO BROKER OR OTHER INSTITUTION..................................................       33

INITIAL CERTIFICATION OF COMPLIANCE...........................................................       34

ANNUAL CERTIFICATION OF COMPLIANCE............................................................       35

APPROVAL OF INVESTMENT IN LIMITED OFFERING....................................................       36

APPROVAL OF INVESTMENT IN INITIAL PUBLIC OFFERING.............................................       39

SPECIAL ACCOUNT CERTIFICATION.................................................................       41

PRECLEARANCE FORM.............................................................................       43

A.       INTRODUCTION AND OVERVIEW

         This is the Code of Ethics ("Code") of Marsico Capital Management, LLC ("MCM") and The Marsico Investment Fund (the "Funds") (together, "Marsico"). It is intended to help ensure that our professional and personal conduct preserves Marsico's reputation for high standards of ethics and integrity. It is also intended to ensure that we obey federal and state securities laws.

         We who are associated with Marsico owe fiduciary duties to our clients. One important part of our duty is to place the interests of our clients ahead of our own interests, and to avoid potential conflicts of interest. We have to avoid activities, interests, and relationships that might interfere, or appear to interfere, with our decisions for Fund shareholders and other clients. A conflict of interest can arise even if we don't intend it, and even if our clients don't take a loss.

         The Code is designed to help us avoid conflicts of interest in personal trading and related activities. It emphasizes three general principles:

1. WE MUST PLACE THE INTERESTS OF OUR CLIENTS FIRST, INCLUDING THE FUNDS, THEIR SHAREHOLDERS, AND OTHER CLIENTS. As fiduciaries, we must scrupulously avoid putting our own personal interests ahead of the interests of Marsico clients.

2. WE MUST CONDUCT ALL PERSONAL SECURITIES TRANSACTIONS CONSISTENTLY WITH THE CODE, AND AVOID ANY ACTUAL OR POTENTIAL CONFLICT OF INTEREST AND ANY ABUSE OF OUR POSITION OF TRUST.

3. WE MUST NOT TAKE INAPPROPRIATE ADVANTAGE OF OUR POSITIONS. The receipt of investment opportunities, perquisites, or gifts from persons seeking business with Marsico could call into question our independent judgment.

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CODE OF ETHICS
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         The Code's rules apply to everyone identified in Section B below. It is your responsibility to become familiar with the Code and to comply with it. COMPLIANCE WITH THE CODE IS A CONDITION TO EMPLOYMENT WITH Marsico. Violations of the Code will be taken seriously and could result in sanctions against the violator, including termination of employment.

         The Code addresses a variety of issues, but cannot anticipate every situation. You are expected to follow both the letter and the spirit of the Code. Even if no specific Code provision applies, please avoid all conflicts of interest and abide by the general principles of the Code.

         Marsico may impose more stringent requirements or grant exemptions when necessary. Exemptions must be documented by the Compliance Department, and will be granted only when no harm to MCM's clients or the Funds is expected to result. Because regulations and industry standards can change, Marsico reserves the right to change any part of the Code. If you have any questions about the Code, please contact the Compliance Department or the General Counsel.

         Capitalized terms in the Code are defined in Section H below.

B.       PERSONS COVERED BY THE CODE

         The Code applies to all Covered Persons. Covered Persons include all Access Persons and all Employees (whether or not they are Access Persons).

         Some provisions of the Code apply indirectly to other persons, such as relatives, significant others, or advisers, if they own or manage securities or accounts in which a Covered Person has a Beneficial Ownership interest. For example, if you are a Covered Person, the Code's investment restrictions and reporting requirements apply both to you, and to securities or accounts (1) owned by a relative who lives in your home or whom you support, or by a non-relative who shares significant financial arrangements with you, or (2) managed by an adviser for you or a close relative. An exemption may apply to a Special Account that you don't directly or indirectly influence or control, as discussed in Sections D.2.f.(4) and E.1.

 OUTSIDE TRUSTEES

         Special rules apply to Covered Persons who are Outside Trustees. An Outside Trustee is not subject to the investment restrictions or reporting requirements in Sections D.1, D.2, D.3, or E.1 unless that Outside Trustee knew or should have known, in the ordinary course of fulfilling his or her official duties as a Fund trustee, that during the 15-day period immediately before or after the Outside Trustee's transaction in a Covered Security, Marsico purchased or sold that security, or considered the purchase or sale of that security.

COVERED PERSONS NOT EMPLOYED BY MARSICO

         Some Covered Persons may be employed by employers other than Marsico. This may include, for example, any officer of the Funds' principal underwriter, UMB Distribution

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CODE OF ETHICS
MARSICO CAPITAL MANAGEMENT, LLC AND THE MARSICO INVESTMENT FUND
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Services, LLC ("UMB"), or any employee of a person in a control relationship with MCM or the Funds, such as Bank of America Corporation or an affiliate, if the officer or employee obtains information regarding the purchase or sale of Covered Securities by a Fund. Covered Persons who are not employed by Marsico may satisfy their obligations to comply with this Code by complying fully with their employer's code of ethics, subject to certain conditions listed below.(1)

         First, the Board of Trustees of the Funds, including a majority of the Outside Trustees, must have determined that the other employer's code of ethics contains procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by Rule 17j-1(b) under the Investment Company Act. The Board of Trustees also must have received a written certification by the other employer that it has adopted procedures reasonably necessary to prevent Access Persons from violating its code of ethics. Second, the Board of Trustees of the Funds, including a majority of the Outside Trustees, must approve any material change to the other employer's code of ethics no later than six months after adoption of the material change. Third, at least annually, the Board of Trustees must consider a written report that describes any issues arising under the other employer's code of ethics, and that certifies that the other employer has adopted procedures reasonably necessary to prevent Access Persons from violating the code.

C.       GENERAL CONDUCT GUIDELINES FOR PERSONAL INVESTMENTS

         As explained in Section D.1, the Code prohibits all of us Covered Persons from PURCHASING Restricted Trading Securities, but permits us otherwise to HOLD, ACQUIRE, OR SELL these and other types of securities in certain circumstances. SEC rules impose general conduct guidelines that apply to our personal investments that are permitted by the Code:

1. YOU MAY NOT ACQUIRE AN INTEREST IN A LIMITED OFFERING OR IN AN INITIAL PUBLIC OFFERING WITHOUT THE PRIOR WRITTEN APPROVAL OF MCM.

2. YOU MAY NOT, IN CONNECTION WITH YOUR ACQUISITION OR SALE OF ANY SECURITY HELD OR TO BE ACQUIRED BY A Fund:

         (a) Employ any device, scheme, or artifice to defraud the Fund;

         (b) Make to the Fund any untrue statement of a material fact, or omit to state to the Fund a material fact necessary in order to make the statements made not misleading, in light of the circumstances under which the statements are made;

------------------
(1) The listed conditions do not apply to UMB's code because UMB is not an affiliated person of the Funds or MCM, and because no officer, director, or general partner of UMB serves as an officer, director, or general partner of the Funds or MCM.

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CODE OF ETHICS
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         (c) Engage in any act, practice, or course of business that would operate as a fraud or deceit upon any Fund; or

         (d) Engage in any manipulative practice with respect to the Fund.

         Practices that may violate these guidelines include intentionally causing a Fund to act or fail to act in order to achieve a personal benefit rather than to benefit the Fund. Examples would include your causing a Fund to buy a Covered Security to support or drive up your investment in the security, or causing the Fund not to sell a Covered Security to protect your investment.

         Another practice that may violate these provisions would be your exploitation of your knowledge of Fund transactions to profit from their market effects. Further, because you have a duty to tell investment personnel about Covered Securities that are suitable for client investment, another violation may be your failure to recommend a suitable Covered Security or to purchase the Covered Security for a client to avoid a potential conflict with your personal transactions.

D.1.     PROHIBITION ON PURCHASES OF CERTAIN SECURITIES

         (a) Personal investing by Covered Persons can create potential conflicts of interest and the appearance of impropriety. Unrestricted personal investing also could distract us from our service to clients by diverting resources or opportunities from client account management. Thus, Marsico has decided to PROHIBIT all of us Covered Persons from PURCHASING any securities unless the purchase is an Exempted Transaction listed in Section D.2.(2)

         The practical effect of combining this prohibition with Exempted Transactions is to restrict your PURCHASE of certain securities we call Restricted Trading Securities (if the purchase is made for any account in which you have a Beneficial Ownership interest, or made by you for any other account). The Restricted Trading Securities that you generally MAY NOT PURCHASE include, without limitation, shares of mutual funds (other than the Marsico Funds) that are advised or sub-advised by MCM ("MCM Sub-advised Fund shares"), shares of common stock or preferred stock in a particular public operating company, shares of closed-end investment companies, corporate bonds, and options or other derivatives based on any of these securities.

         You may HOLD a Restricted Trading Security that was purchased before your association with Marsico. You also may otherwise ACQUIRE AND HOLD a Restricted Trading Security through certain Exempted Transactions listed in Section D.2. In addition, you may SELL a Restricted Trading Security if you comply with the sale pre-approval requirements in Section D.3. If you acquired MCM Sub-advised Fund shares before November 20, 2003, you may hold those shares for up to one year, or sell the shares after obtaining preclearance from the Compliance

------------------
(2) This prohibition may not apply to Covered Persons who are employed by entities other than Marsico and are subject to another code of ethics, as described in Section B.

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CODE OF ETHICS
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Department in accordance with Section D.3. You may not purchase new
MCM Sub-advised Fund shares (other than through dividend reinvestments) on or after November 20, 2003.

         (b) Covered Persons ("you") may invest in shares of the Marsico Funds ("Marsico Fund shares"), but only subject to the following restrictions:

         - After November 20, 2003, you may purchase Marsico Fund shares only through UMB Fund Services ("UMB") or through MCM's 401(k) plan ("Great-West"). You may not purchase new Marsico Fund shares (other than through dividend reinvestments) through brokers or other channels other than UMB or Great-West.

         - If you acquired Marsico Fund shares through brokers or other channels other than UMB or Great-West before November 20, 2003, you may hold those shares with the other broker for up to one year, transfer the shares to UMB or Great-West, or sell the shares after obtaining preclearance from the Compliance Department in accordance with Section D.3.

         - You must hold all Marsico Fund shares for at least 60 days after you purchase them. Waivers of this requirement may be granted in cases of death, disability, or other special circumstances approved by the Compliance Department (such as for automatic investment or systematic withdrawal programs).

         - The minimum sanction to be imposed for any initial violation of the 60-day holding period requirement will be disgorgement to the Fund of any profit on a sale of Marsico Fund shares before the expiration of the 60-day holding period. The Compliance Department's determination of the amount of the profit will be final.

         - You must obtain preclearance from the Compliance Department of all sales of Marsico Fund shares in accordance with Section
                  D.3. You must attach to the preclearance request a copy of all your transactions in Marsico Fund shares for the previous 90 days.

         - You must report all purchases and sales of Marsico Fund shares on each Quarterly Transaction Report, and report all holdings of these shares on Initial and Annual Holdings Reports.

D.2.     EXEMPTED TRANSACTIONS

         As a Covered Person, you may participate in the Exempted Transactions listed below. Exempted Transactions generally are exempted from the prohibition on purchases in Section D.1. and the sale pre-approval requirements in Section D.3., except as noted below. Exempted Transactions must still comply with other Code requirements, including the general conduct guidelines in Section C, and reporting requirements in Section E.1. IF YOU HAVE ANY DOUBT ABOUT

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CODE OF ETHICS
MARSICO CAPITAL MANAGEMENT, LLC AND THE MARSICO INVESTMENT FUND
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HOW THE CODE APPLIES TO A PARTICULAR TRANSACTION, PLEASE CONTACT THE COMPLIANCE
DEPARTMENT OR THE GENERAL COUNSEL.

a. PURCHASE OR SALE OF SECURITIES THAT ARE NOT COVERED SECURITIES (subject only to Section E.1. reporting requirements for ACCOUNTS that contain the securities)

         (1) You may buy or sell without restrictions ANY SECURITY THAT IS NOT A COVERED SECURITY, including shares of registered open-end MUTUAL FUNDS, MONEY MARKET FUNDS, TREASURY SECURITIES, BANK CERTIFICATES OF deposit, and high quality short-term debt instruments such as bankers' acceptances and commercial paper. IMPORTANT EXCEPTION: YOU MAY NOT BUY MCM SUB-ADVISED FUND SHARES. YOU MAY BUY MARSICO FUND SHARES SUBJECT TO SPECIAL REQUIREMENTS SUMMARIZED IN SECTION D.1.(B). YOU MUST OBTAIN PRECLEARANCE OF ANY SALE OF MCM SUB-ADVISED FUND SHARES OR MARSICO FUND SHARES. Please note that NO exemption covers shares of closed-end funds, which are Restricted Trading Securities.

b. PURCHASE OR SALE OF COVERED SECURITIES THAT ARE NOT RESTRICTED TRADING SECURITIES
(subject to conduct guidelines in Section C and reporting requirements in Section E.1.)

         (1) You may buy or sell shares of INDEX-RELATED FUNDS, including exchange-traded open-end funds, unit investment trusts, and similar products that are linked to broadly based securities indices or sectors.

         (2)      You may buy or sell MUNICIPAL BONDS and notes.

         (3)      You may buy or sell any interest in FOREIGN CURRENCY.

         (4) You may participate in transactions in DERIVATIVES THAT ARE BASED ON SECURITIES OTHER THAN RESTRICTED TRADING SECURITIES (for example, options, futures, or other instruments that are based on Treasury bonds, municipal bonds, or foreign currency). NO exemption applies to transactions in derivatives that are based on Restricted Trading Securities (such as options based on particular common stocks or corporate bonds).

         (5) A financial adviser, trustee, or other person may buy or sell SECURITIES THAT ARE NOT RESTRICTED TRADING SECURITIES IN A MANAGED ACCOUNT for you (or for a person in whose securities you have a Beneficial Ownership interest). This permits managed accounts to buy mutual funds, Treasury securities, exchange-traded funds, municipal bonds, or foreign currency.

c. PURCHASE (BUT NOT SALE) OF RESTRICTED TRADING SECURITIES IN LIMITED CIRCUMSTANCES
(subject to conduct guidelines in Section C, sale pre-approval requirements in Section D.3, and reporting requirements in Section E.1.)

         (1) You may BUY (but not sell) securities through DIVIDEND REINVESTMENT PLANS (if you do not make discretionary additional purchases), or through RIGHTS OFFERINGS granted to all shareholders on a pro rata basis (such as rights to buy tracking or spinoff stock). MCM hereby grants approval to acquire an interest in an Initial Public Offering in this manner. Please note

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CODE OF ETHICS
MARSICO CAPITAL MANAGEMENT, LLC AND THE MARSICO INVESTMENT FUND
PAGE 8

that any SALE of Restricted Trading Securities obtained through dividend reinvestments or rights offerings must meet the sale pre-approval and other requirements in Section D.3.

         (2) You may BUY (but not sell) an interest in ANY OTHER INITIAL PUBLIC OFFERING ONLY if you obtain MCM's prior approval (see attached form of Approval of Investment in Initial Public Offering).

d. SALE (BUT NOT PURCHASE) OF RESTRICTED TRADING SECURITIES IN LIMITED CIRCUMSTANCES
(subject to conduct guidelines in Section C, sale preclearance requirements in Section D.3., and reporting requirements in Section E.1.)

         (1) You may SELL (but not buy) a RESTRICTED TRADING SECURITY if you follow the sale preclearance and other requirements in Section D.3.

e. PURCHASE OR SALE OF RESTRICTED TRADING SECURITIES IN LIMITED CIRCUMSTANCES (subject to conduct guidelines in Section C and reporting requirements in Section E.1.)

         (1) You may buy or sell Restricted Trading Securities through NON-VOLITIONAL TRANSACTIONS you don't control (such as when an issuer calls a security, a derivative instrument expires, or you receive a gift outside your control). If you acquire Restricted Trading Securities through a non-volitional transaction, but can control their sale, the sale is NOT an Exempted Transaction, and must meet the sale pre-approval and other requirements in Section D.3.

         (2) You may buy or sell Restricted Trading Securities including options under an EMPLOYMENT ARRANGEMENT, and may exercise or sell any options, if your employer or an affiliate issues the securities or options. MCM's prior approval is required if you acquire an interest in a Limited Offering (see attached form of Approval of Investment in Limited Offering).

         (3) You may BUY an interest in ANY OTHER LIMITED OFFERING, SUCH AS AN INTEREST IN A PRIVATE COMPANY OR A HEDGE FUND, ONLY if you obtain MCM's prior approval (see attached form of Approval of Investment in Limited Offering). Investments in a hedge fund (except a fund advised by MCM) will be subject to conditions similar to those for a Special Account discussed below. You may SELL an interest in a Limited Offering without restrictions (unless you get an interest in an Initial Public Offering in return, which requires MCM's prior approval).

         (4) A financial adviser, trustee, or other person may buy or sell RESTRICTED TRADING SECURITIES IN A MANAGED SPECIAL ACCOUNT for you (or for a person in whose securities you have a Beneficial Ownership interest) ONLY if you obtain MCM's prior approval (see attached form of Special Account
Certification). Approval will require that:

                  (a) You establish that the financial adviser, trustee, or other person who manages the Special Account has complete control over the account under a written grant of discretion or other formal arrangement, and that you have no direct or indirect influence or control over the Special Account or investment decisions made for it;

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CODE OF ETHICS
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                  (b) You (and any related person) do not disclose to the
financial adviser, trustee, or other person who manages the Special Account any action that Marsico may take or has or has not taken, or any consideration by Marsico of any security;

                  (c) The financial adviser, trustee, or other person who manages the Special Account does not disclose to you any investment decision to be implemented for the Special Account until after the decision has been implemented; and

                  (d) You complete the attached form of Special Account Certification (or its equivalent) and any other documents requested by MCM; you report the EXISTENCE of the Special Account in your periodic holdings and transaction reports; and you report SECURITIES HOLDINGS AND TRANSACTIONS IN the Special Account through account statements or otherwise if requested.

         Whether an exemption will be granted for a Special Account will be determined on a case-by-case basis. MCM reserves the rights to require additional conditions as necessary or appropriate depending on the circumstances, and to revoke the exemption at any time.

D.3. PRECLEARANCE AND OTHER REQUIREMENTS FOR SELLING RESTRICTED TRADING SECURITIES AND MARSICO FUND SHARES

         As a Covered Person, you may sell a Restricted Trading Security (including any MCM Sub-advised Fund shares) acquired before your association with Marsico or through an Exempted Transaction, if you follow preclearance and other procedures designed to avoid potential conflicts of interest.(3) Sales of Marsico Fund shares are also subject to these preclearance requirements. PLEASE NOTE THAT ALL SALES THAT QUALIFY AS EXEMPTED TRANSACTIONS IN SECTION D.2. ARE EXEMPTED FROM ALL SALE REQUIREMENTS.

a. PRECLEARANCE: BEFORE you sell any Restricted Trading Security or Marsico Fund shares, you must complete and submit a Preclearance Form (see attached form). MCM will treat the preclearance process as confidential, and will not disclose related information except as required by law or for appropriate business purposes. You may not preclear your own form. The persons authorized to sign the form are:

                  Compliance Assistant
                  Compliance Counsel
                  General Counsel
                  Vice President of Client Services

------------------
(3) These requirements may not apply to Covered Persons who are employed by entities other than Marsico and are subject to another code of ethics, as described in Section B.

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         YOU MAY NOT SELL THE RESTRICTED TRADING SECURITY OR MARSICO FUND SHARES
IN QUESTION UNTIL YOU RECEIVE WRITTEN PRECLEARANCE. Preclearance requests will be reviewed as quickly as possible. Please remember that preclearance is not automatically granted. For example, if MCM is considering the purchase of the security for client accounts, preclearance may be denied until the client order is completed.

         When you request preclearance of a sale of Marsico Fund shares, you must attach to the pre-approval request a copy of all of your transactions in Marsico Fund shares for the previous 90 days.

         Once preclearance is granted, it is valid only until the close of the next business day, and only for the security and amount indicated on the Preclearance Form. You may not increase the transaction size without completing a new Preclearance Form and obtaining written authorization. You may decrease its size without new authorization.

         FAILURE TO OBTAIN PRECLEARANCE FOR A SALE OF ANY RESTRICTED TRADING SECURITY OR MARSICO FUND SHARES IS A SERIOUS BREACH OF MARSICO'S RULES. A violation may expose you to sanctions including termination of employment. Failure to obtain preclearance also may require your trade to be canceled, and you may be required to bear any loss that results. MCM, in its discretion, may require any profits from an unauthorized trade to be donated to a charity designated by MCM.

b. HOLDING PERIOD: As a general principle, personal securities transactions should be for investment purposes rather than to generate short-term trading profits. As a result, you generally are prohibited from selling a Restricted Trading Security or Marsico Fund shares that you acquired within the previous 60 days. MCM may waive compliance with this requirement if you request a waiver in advance and show that you have good cause to be excused (such as a need to sell investments to buy a home). Waivers of the 60-day holding period requirement for Marsico Fund shares may be granted in cases of death, disability, or other special circumstances approved by the Compliance Department (such as for automatic investment or systematic withdrawal programs). The minimum sanction to be imposed for any initial violation of the 60-day holding period requirement for Marsico Fund shares will be disgorgement to the Fund of any profit on a sale of Marsico Fund shares before the expiration of the 60-day holding period. The Compliance Department's determination of the amount of the profit will be final.

c. BLACKOUT PERIOD: You MAY NOT SELL a Restricted Trading Security for EITHER SEVEN DAYS BEFORE, OR SEVEN DAYS AFTER, a trade in the same security or an equivalent security for a Fund or other client. The application of the blackout period before a trade for a Fund or other client could lead to procedural difficulties, and could result in inadvertent violations of the Code. Nonetheless, Marsico has determined that the blackout period is an effective way to avoid even the appearance of impropriety. Thus, you should consider the consequences of the blackout period before deciding to sell holdings that MCM holds or may consider holding for clients.

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PAGE 11

         If a previous sale falls within the blackout period, you must try to cancel the transaction. If the transaction was precleared but cannot be canceled, MCM may impose a sanction if necessary or appropriate in the circumstances. Please contact the Compliance Department or the General Counsel if you have any question about the application of the blackout period.

E.1.     REPORTS ABOUT SECURITIES HOLDINGS AND TRANSACTIONS

         As an Employee, you must give MCM periodic written reports about your securities holdings, transactions, and accounts (and the securities or accounts of other persons if you have a Beneficial Ownership interest in them).(4) SEC requirements mainly control these reports. The reports are intended to identify conflicts of interest that could arise when you invest in a Covered Security or hold accounts that permit these investments, and to promote compliance with the Code. Marsico is sensitive to privacy concerns, and will try not to disclose your reports to anyone unnecessarily. Report forms are attached.

         FAILURE TO FILE A TIMELY, ACCURATE, AND COMPLETE REPORT IS A SERIOUS BREACH OF SEC RULES. If you are late in filing a report, or file a report that is misleading or incomplete, you may face sanctions including identification by name to the Funds' board of directors, withholding of salary or bonuses, or termination of employment.

a. INITIAL HOLDINGS REPORT: Within ten days after you begin employment with Marsico, you must submit to Marsico a report that contains:

         (1) The name/title and symbol, and the number of equity shares of (or the principal amount of debt represented by) each COVERED SECURITY in which you had any direct or indirect Beneficial Ownership interest when you began employment with Marsico. You may provide this information by referring to attached copies of broker transaction confirmations or account statements that contain the information. You must also report all holdings of Marsico Fund shares and all holdings of MCM Sub-advised Fund shares.

         (2) The name and address of any broker, dealer, bank, or other institution (such as a general partner of a limited partnership, or transfer agent of a company) that maintained ANY ACCOUNT in which ANY SECURITIES (Covered Securities or not) were held for your direct or indirect Beneficial Ownership when you began employment with Marsico, and the account numbers and names of the persons for whom the accounts are held.

         (3) A statement (and a letter or other evidence) that you have instructed each broker, dealer, bank, or other institution to provide duplicate account statements and confirmations of all

------------------
(4) Covered Persons employed by entities other than Marsico and subject to another code of ethics should instead comply with its reporting requirements, as noted in Section B.

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CODE OF ETHICS
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PAGE 12

securities transactions to Marsico, unless Marsico indicates that the information is otherwise available to it. A sample Letter to Broker or Other Institution is attached.

         (4)      The date that you submitted the report.

b. QUARTERLY TRANSACTION REPORT: Within ten days after the end of each calendar quarter, you must submit to Marsico a report that contains:

         (1) With respect to any transaction during the quarter in a COVERED SECURITY OR MARSICO FUND SHARES OR MCM SUB-ADVISED FUND SHARES in which you had any direct or indirect Beneficial Ownership interest:

                  (a) The date of the transaction, the name/title and symbol, interest rate and maturity date (if applicable), and the number of equity shares of (or the principal amount of debt represented by) each SECURITY involved;

                  (b) The nature of the transaction (i.e., purchase, sale, or other type of acquisition or disposition);

                  (c) The price at which the transaction in the Security was effected; and

                  (d) The name of the broker, dealer, bank, or other institution with or through which the transaction was effected.

You may provide this information by referring to attached copies of broker transaction confirmations or account statements that contain all of the information, or by referring to statements or confirmations known to have been received by Marsico. YOU MUST ALSO LIST ALL PURCHASES AND REDEMPTIONS/EXCHANGES OF MARSICO FUND SHARES AND MARSICO SUB-ADVISED FUND SHARES.

         (2) The name and address of any broker, dealer, bank, or other institution (such as a general partner of a limited partnership, or transfer agent of a company) that maintained ANY ACCOUNT in which ANY SECURITIES (Covered Securities or not) were held during the quarter for your direct or indirect Beneficial Ownership, the account numbers and names of the persons for whom the accounts were held, and the date when each account was established.

         (3) A statement (and a letter or other evidence) that you have instructed each broker, dealer, bank, or other institution that has established a NEW account for the direct or indirect Beneficial Ownership of the Employee DURING THE PAST QUARTER to provide duplicate account statements and confirmations of all securities transactions to Marsico, unless Marsico indicates that the information is otherwise available to it.

         (4)      The date that you submitted the report.

CODE OF ETHICS
MARSICO CAPITAL MANAGEMENT, LLC AND THE MARSICO INVESTMENT FUND
PAGE 13

c. ANNUAL HOLDINGS REPORT: Annually, you must submit to Marsico a report, based on information that is current as of not more than 30 days before the report date, that contains:

         (1) The name/title and symbol, and the number of equity shares of (or the principal amount of debt represented by) each COVERED SECURITY OR MARSICO FUND SHARES OR MCM SUB-ADVISED FUND SHARES in which you had any direct or indirect Beneficial Ownership interest on the effective date. You may provide this information by referring to attached copies of broker transaction confirmations or account statements that contain the information, or by referring to statements or confirmations known to have been received by Marsico.

         (2) The name and address of any broker, dealer, bank, or other institution (such as a general partner of a limited partnership, or transfer agent of a company) with which you maintained ANY ACCOUNT in which ANY SECURITIES (Covered Securities or not) were held for your direct or indirect Beneficial Ownership of the Employee on the effective date, the account numbers and names of the persons for whom the accounts are held, and the date when each account was established.

         (3) A statement (and a letter or other evidence) that you have instructed each broker, dealer, bank, or other institution to provide duplicate account statements and confirmations of all securities transactions to Marsico, unless Marsico indicates that the information is otherwise available to it.

         (4)      The date that you submitted the report.

         EXCEPTION TO REQUIREMENT TO LIST TRANSACTIONS OR HOLDINGS: You need not list any SECURITIES HOLDINGS OR TRANSACTIONS IN any account over which you had no direct or indirect influence or control, unless requested by MCM. This may apply, for example, to a Special Account. You must still identify the EXISTENCE of the account in your list of securities accounts.

         Please ask the Compliance Department or the General Counsel if you have questions about reporting requirements.

E.2.     REVIEW OF REPORTS AND OTHER DOCUMENTS

         The Compliance Department will promptly review each report submitted by Employees, and each account statement or confirmation from institutions that maintain their accounts. To ensure adequate scrutiny, a document concerning a member of the Compliance Department will be reviewed by a different member of the Compliance Department or the General Counsel.

CODE OF ETHICS
MARSICO CAPITAL MANAGEMENT, LLC AND THE MARSICO INVESTMENT FUND
PAGE 14

F.       VIOLATIONS OF THE CODE

         The Compliance Department will promptly investigate any violation or potential violation of the Code, and recommend to the General Counsel appropriate action to cure the violation and prevent future violations. The Compliance Department will keep a record of investigations of violations, including actions taken as a result of a violation. If you violate the Code, you may be subject to sanctions including identification by name to the Funds' board of directors, withholding of salary or bonuses, or termination of employment. Violations of the Code also may violate federal or state laws and may be referred to authorities.

G.1.     MISCELLANEOUS ISSUES CONCERNING BOARD SERVICE, GIFTS, AND LIMITED
OFFERINGS

         Some conduct that does not involve personal trading may still raise concerns about potential conflicts of interest, and is therefore addressed here.

a. SERVICE ON BOARDS: As a Covered Person, you may not serve on the board of directors of any for-profit company or other for-profit organization without MCM's prior written approval. Approval will be granted only if MCM believes that board service is consistent with the interests of Marsico's clients. If board service is authorized, you and MCM must follow appropriate procedures to ensure that you and Marsico do not obtain or misuse confidential information. MCM also may require you to show that any securities you receive from the for-profit company or organization are appropriate compensation.

b.       GIFTS: On occasion, you may be offered gifts from clients, brokers,

vendors, or other persons not affiliated with Marsico. You may not accept extraordinary or extravagant gifts. You may accept gifts of a nominal value (i.e., no more than $100 annually from one person), customary business meals and entertainment if both you and the giver are present (e.g., sporting events), and promotional items (e.g., pens or mugs). You may not solicit gifts.

         You may not give a gift that has a fair market value greater than $100 per year to persons associated with securities or financial organizations, exchanges, member firms, commodity firms, news media, or clients of MCM. You may provide reasonable entertainment to these persons if both you and the recipient are present. Please do not give or receive gifts or entertainment that would be embarrassing to you or Marsico if made public.

c. LIMITED OFFERINGS IN PRIVATE COMPANIES: If you acquire a Limited Offering in a private company, either before association with Marsico or through an Exempted Transaction, MCM may have to follow special procedures if it later seeks to purchase securities of the same issuer for clients. Specifically, if you play a part in MCM's consideration of the investment, your interest must be disclosed to all clients for whom MCM may make the investment. MCM's decision to invest also must be independently reviewed by other investment personnel with no personal interest in the issuer.

CODE OF ETHICS
MARSICO CAPITAL MANAGEMENT, LLC AND THE MARSICO INVESTMENT FUND
PAGE 15

G.2.     RECORDKEEPING REQUIREMENTS

         Marsico or its agents will maintain the following records at their places of business in the manner stated below. These records may be made available to the Securities and Exchange Commission for reasonable periodic, special, or other examinations:

         - A copy of the Code that is in effect, and any Code that was in effect at any time within the past five years (maintained in an easily accessible place);

         - A record of any violation of the Code, and of any action taken as a result of the violation (maintained in an easily accessible place for five years after the end of the fiscal year in which the violation occurs);

         - A copy of each report under Section E.1. required to be submitted by a Covered Person who is an Employee, including broker transaction confirmations or account statements (maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place);

         - A record of all Covered Persons who are or were Employees within the past five years, and who are or were required to make reports under the Code (maintained in an easily accessible place);

         - A record of all persons who are or were responsible for reviewing reports of Employees during the past five years (maintained in an easily accessible place);

         - A copy of each report to the Board of Trustees of the Funds submitted under Section B or G.3. of the Code (maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place); and

         - A copy of each written approval of an Employee's acquisition of securities in an Initial Public Offering or a Limited Offering, and each written approval of other transactions, such as a Preclearance Form (maintained for at least five years after the end of the fiscal year in which the approval was granted).

G.3.     BOARD APPROVAL AND ANNUAL REVIEW REQUIREMENTS

         This Code and any material changes must be approved by the Board of Trustees of the Funds, including a majority of the Outside Trustees, within six months after the adoption of the material change. Each approval must be based on a determination that the Code contains provisions reasonably necessary to prevent Covered Persons from engaging in any conduct prohibited by Rule 17j-l(b) under the 1940 Act, including conduct identified in Section C above.

         At least annually, MCM will provide to the Board of Trustees of the Funds, and the Trustees will review, a written report that summarizes existing procedures concerning personal

CODE OF ETHICS
MARSICO CAPITAL MANAGEMENT, LLC AND THE MARSICO INVESTMENT FUND
PAGE 16

trading (including any changes in the Code), certifies that Marsico has adopted procedures reasonably necessary to prevent violations of the Code, describes any issues arising under the Code, including any material violations and sanctions imposed since the last report to the Board, and identifies any recommended changes to the Code.

G.4.     CERTIFICATION OF COMPLIANCE

         The Compliance Department will notify each Employee that he or she is subject to the Code and provide a copy of the Code. You will be asked to certify that you have read, understand, and have complied with or will comply with the Code. You must complete this Certification of Compliance on commencement of employment and annually thereafter.

G.5.     EFFECTIVE DATE

         The Code is effective as of November 20, 2003.

H.       DEFINITIONS

1. "Access Person" means (1) any director, officer, general partner, or Advisory Person of the Funds or of MCM, and (2) any director, officer, or general partner of a principal underwriter (such as UMB Distribution Services, LLC) who, in the ordinary course of business, makes, participates in, or obtains information regarding, the purchase or sale of Covered Securities by a Fund, or whose functions or duties in the ordinary course of business relate to the making of any recommendation to a Fund regarding the purchase or sale of Covered Securities.

2. "Advisory Person of the Funds or of MCM" means (1) any employee of the Funds or MCM (or of any company in a control relationship to the Funds or MCM, such as Bank of America Corporation or its affiliates) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Covered Securities by a Fund, or whose functions relate to the making of any recommendations with respect to those purchases or sales; and (2) any natural person in a control relationship to the Funds or MCM who obtains information concerning recommendations made to a Fund with regard to the purchase or sale of Covered Securities by the Fund.

3. "Beneficial Ownership" has the same meaning as under Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1(a)(2) under the Act. Under those provisions, a person generally is the beneficial owner of (or has a Beneficial Ownership interest in) any securities in which the person has or shares a direct or indirect pecuniary interest. A person's Beneficial Ownership interest ordinarily extends to securities held in the name of a spouse, minor children, relatives resident in the person's home, or unrelated persons in circumstances that suggest a sharing of financial interests, such as when the person makes a significant contribution to the

CODE OF ETHICS
MARSICO CAPITAL MANAGEMENT, LLC AND THE MARSICO INVESTMENT FUND
PAGE 17

financial support of the unrelated person, or shares in profits of the unrelated person's securities transactions. Key factors in evaluating Beneficial Ownership include the person's ability to benefit from the proceeds of a security, and the extent of the person's control over the security.

4. "Covered Person" means any person subject to the Code, including any Access Person or Employee.

5. "Covered Security" means ANY security, as defined in Section 2(a)(36) of the Investment Company Act, EXCEPT (1) direct obligations of the U.S. government; (2) bankers' acceptances, bank certificates of deposit, commercial paper, and high-quality short-term debt instruments, including repurchase agreements; or (3) shares issued by open-end registered investment companies (also known as mutual funds).

6. "Employee" means (1) any Marsico Employee, and (2) any temporary staffer who has worked for Marsico continuously for more than 30 days.

7.       "Exempted Transaction" means a securities transaction listed in Section
D.2. The purchase or sale of a security through an Exempted Transaction generally IS exempted from the prohibition on purchases in Section D.1., and the sale pre-approval requirements in Section D.3., UNLESS otherwise noted in
Section VI. An Exempted Transaction generally IS NOT exempted from the general conduct guidelines in Section C, or the reporting requirements in Section E.1.

8. "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of sections 13 or 15(d) of the Securities Exchange Act of 1934.

9. "Limited Offering" means any offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) of the Act or pursuant to Rule 504, 505, or 506 under the Act. A Limited Offering generally includes any interest in a private company, hedge fund, or other unregistered operating company or investment company, and certain interests in stock options or other deferred compensation.

10. "Marsico Employee" means any officer, principal, or permanent employee of MCM, and any officer, trustee, or permanent employee of the Funds. "Marsico Employee" does not include an inactive or semi-retired employee who receives salary or benefits, but does not actively participate in Marsico's business, have access to current information regarding the purchase or sale of Covered Securities by the Funds, or make recommendations regarding those purchases or sales.

11. "Outside Trustee" means each member of the Board of Trustees of the Funds who is not an interested person of the Funds.

12. "Restricted Trading Security" means any security that a Covered Person generally may not PURCHASE because of the prohibition on purchases in Section
D.1. Restricted Trading

CODE OF ETHICS
MARSICO CAPITAL MANAGEMENT, LLC AND THE MARSICO INVESTMENT FUND
PAGE 18

Securities include, without limitation, shares of common stock or preferred stock in a particular public operating company, shares of closed-end investment companies, corporate bonds, and options or other derivatives based on any of these securities. A Covered Person may OTHERWISE HOLD, ACQUIRE, OR SELL a Restricted Trading Security, as explained in Section D.1.

13. "Security Held or to be Acquired by a Fund" means (1) any Covered Security that within the most recent 15 days (a) is or has been held by one of the Funds; or (b) is being or has been considered by a Fund or MCM for purchase by the Fund; and (2) any option to purchase or sell, and any security convertible into or exchangeable for, such a Covered Security.

14. "Special Account" means a managed account in which a financial adviser, trustee, or other person buys or sells Restricted Trading Securities for a Covered Person (or for a person in whose securities a Covered Person has a Beneficial Ownership interest), provided that the account meets the requirements described in Section D.2.f.(4).

I.       FORMS

         Attached to the Code are the following forms:

         -        Initial Personal Holdings Report;

         -        Quarterly Personal Transaction Report;

         -        Annual Personal Holdings Report;

         -        Sample Letter to Broker or Other Institution;

         -        Initial/Annual Certification of Compliance with Code of
                  Ethics;

         -        Approval of Investment in Limited Offering;

         -        Approval of Investment in Initial Public Offering;

         -        Special Account Certification; o Preclearance Form.

Effective date: November 20, 2003

MCM INITIAL PERSONAL HOLDINGS REPORT
PAGE 19

                     MARSICO CAPITAL MANAGEMENT, LLC ("MCM")
                        INITIAL PERSONAL HOLDINGS REPORT
     To be completed by all New MCM Employees Within 10 Days after Beginning
                                   Employment

NAME: ___________________________________

EFFECTIVE DATE (WHEN YOU
BEGAN EMPLOYMENT WITH MCM): _____________________________

1. Please list every "Covered Security" and all Marsico Fund shares and MCM Sub-advised Fund shares in which you had any direct or indirect beneficial ownership interest on the Effective Date, including securities owned by other persons.(5)

A Covered Security includes shares of exchange-traded funds, unit investment trusts, municipal bonds, closed-end funds, depositary receipts, broker folios, common stock, corporate bonds, hedge funds, and limited partnership interests, among other securities.

A Covered Security does NOT include shares of registered open-end investment companies (mutual funds), direct obligations of the U.S. government, bank CDs, or other high-quality short-term debt.

                                      * * *

You may rely on account statements or confirmations that provide the requested information. To do this, please state below that "Confirmations and/or account statements are attached" (and attach copies).

------------------
(5) You generally have an indirect beneficial ownership interest in, for example, securities or accounts (1) owned by a relative who lives in your home or whom you support, or by a non-relative who shares significant financial arrangements with you, or (2) managed by an adviser for you or a close relative. Your completion of this report is not an admission for other purposes that you have an ownership interest in securities or accounts reported here.

MCM INITIAL PERSONAL HOLDINGS REPORT
PAGE 20

Please write "None" below if you do not own a direct or indirect interest in a Covered Security.

TITLE AND SYMBOL OF COVERED SECURITY                             NUMBER OF SHARES      PRINCIPAL AMOUNT
(including interest rate and maturity date if applicable)           (if equity)           (if debt)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

Please write "None" below if you do not own a direct or indirect interest in Marsico Fund shares or MCM Sub-advised Fund shares.

MARSICO FUND SHARES OR MCM SUB-ADVISED
FUND SHARES (please list all shares or attach all relevant     NUMBER OF
account statements and/or confirmations)                        SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Please list the name and address of each broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that maintained an account containing ANY securities held for your direct or indirect benefit on the Effective Date.

Please also list the approximate date the account was established, and registration information including the number of the account and the name in which it is registered (if not your own).

Securities accounts should be listed if they contain any securities, not just Covered Securities. Accounts to be listed include brokerage, IRA, 401(k), profit-sharing, pension, retirement, trust, mutual fund, hedge fund, or limited partnership accounts maintained for you, or for other persons if you have a beneficial ownership interest in the account.(6) You need not list accounts that hold no securities, such as a savings account. Your account with the MCM 401(k) plan is already listed for you.

------------------
(6) You generally have an indirect beneficial ownership interest in accounts owned by persons such as those listed in the previous footnote.

MCM INITIAL PERSONAL HOLDINGS REPORT
PAGE 21

                                                DATE
       NAME/ADDRESS OF BROKER,               SECURITIES
        DEALER, BANK, OR OTHER               ACCOUNT WAS        ACCOUNT REGISTRATION
             INSTITUTION                     ESTABLISHED      (Self/Other) AND NUMBER/S
------------------------------------------------------------------------------------------------
Great-West Life & Annuity Insurance Co.    (Please state      Self:
401(k) Operations                         approximate date)   MCM 401(k) Plan No. 934587-01,
8525 East Orchard Road                                        Participant Account
Greenwood Village, Colorado 80111                             (Please state all account numbers)
------------------------------------------------------------------------------------------------
UMB Fund Services, Inc.                   (Please state       (Please state all account numbers)
803 West Michigan Street                  approximate date)
Milwaukee, Wisconsin 53233
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

3. Please send a letter or other instruction (sample attached) to every broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that maintained an account for your direct or indirect benefit on the Effective Date.(7)

The letter or instruction should ask the institution to mail to MCM's compliance department (1) a duplicate confirmation of each transaction in each account, and
(2) a duplicate copy of each periodic account statement. Please attach to this report a copy of each letter or instruction.

                                      * * *

You need not send a letter to the MCM 401(k) plan (which provides information to MCM), or send a letter to UMB about an account that holds only Marsico funds through UMB (which

------------------
(7) You need not send a new letter to an institution if you previously sent a similar letter that references every account maintained at that institution for your benefit on the Effective Date (including accounts maintained for other persons), and you attach a copy to this report.

MCM INITIAL PERSONAL HOLDINGS REPORT
PAGE 22

provides information to MCM). You also need not send a letter to an institution (such as a real estate limited partnership) that holds a securities account for you (such as a record of a partnership interest) but does not itself invest in securities.

CERTIFICATION

I certify that I have responded fully to Request Nos. 1 and 2, and have instructed each broker, dealer, bank, or other institution to provide the information requested in Request No. 3 of this Initial Personal Holdings Report.

Name: _____________________________________
                  (please print)

Signature: _____________________________________

Date Submitted: ________________________________

MCM QUARTERLY PERSONAL HOLDINGS REPORT
PAGE 23

                     MARSICO CAPITAL MANAGEMENT, LLC ("MCM")
                      QUARTERLY PERSONAL TRANSACTION REPORT
To be completed by all MCM Employees Within Ten Days After Each Calendar Quarter

NAME:(8) _______________________________________

CALENDAR QUARTER JUST ENDED: (please indicate below)

     1ST Q                2ND Q                   3RD Q                   4TH Q

                                      200__

1. Please list on page 2 each "transaction" in the past quarter that affected a "Covered Security" or Marsico Fund shares or MCM Sub-advised Fund shares in which you had a direct or indirect beneficial ownership interest.(9) A transaction generally happens when someone acquires or disposes of a Covered Security.

A Covered Security includes shares of exchange-traded funds, unit investment trusts, municipal bonds, closed-end funds, depositary receipts, broker folios, common stock, corporate bonds, hedge funds, and limited partnership interests, among other securities.

A Covered Security does NOT include shares of registered open-end investment companies (mutual funds), direct obligations of the U.S. government, bank CDs, or other high-quality short-term debt.

                                      * * *

You may rely on confirmations or account statements that provide the requested information. To do this, please state on page 2 that: (a) "I know my broker/dealer/bank/other institution sent copies of all relevant confirmations and account statements to MCM," if true; or (b) "Confirmations and/or account statements are attached" (and attach copies). Only (b) is acceptable for Marsico Fund shares or Marsico Sub-advised Fund shares.

Please write "None" on page 2 if no transaction in Covered Securities happened this quarter.

------------------
(8) This report also serves as MCM's record of every transaction in certain types of securities in which an advisory representative has any direct or indirect beneficial ownership, as required by Rule 204-2(a)(12) under the Investment Advisers Act.

(9) You generally have an indirect beneficial ownership interest in, for example, securities or accounts (1) owned by a relative who lives in your home or whom you support, or by a non-relative who shares significant financial arrangements with you, or (2) managed by an adviser for you or a close relative. Your completion of this report is not an admission for other purposes that you have an ownership interest in securities or accounts reported here.

MCM QUARTERLY PERSONAL TRANSACTION REPORT
PAGE 24

                                                                                                    PRICE OF
                                                                                  NATURE OF         COVERED            NAME OF
                   TITLE AND SYMBOL OF          NUMBER                           TRANSACTION        SECURITY       BROKER, DEALER,
                    COVERED SECURITY              OF                           (purchase, sale,     at which       OR BANK through
  DATE OF     (including interest rate and      SHARES         PRINCIPAL       dividend, gift,    transaction     which transaction
TRANSACTION   maturity date if applicable)   (if equity)    AMOUNT (if debt)        etc.)         was effected       was effected
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                  NATURE OF         PRICE OF           NAME OF
              TITLE AND SYMBOL OF                                                TRANSACTION        SECURITY       BROKER, DEALER,
              MARSICO FUND SHARES            NUMBER                            (purchase, sale,     at which       OR BANK through
  DATE OF     OR MCM SUB-ADVISED               OF                              dividend, gift,    transaction     which transaction
TRANSACTION       FUND SHARES                SHARES                                 etc.)         was effected       was effected
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

(FOR MARSICO FUND SHARES OR MCM SUB-ADVISED FUND SHARES, PLEASE LIST ALL TRANSACTIONS OR ATTACH ALL RELEVANT ACCOUNT STATEMENTS OR
CONFIRMATIONS)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

MCM QUARTERLY PERSONAL TRANSACTION REPORT
PAGE 25

2. Please list the name and address of each broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that maintained an account containing ANY securities held for your direct or indirect benefit in the past quarter.

Please also list the approximate date the account was established, and registration information including the number of the account and the name in which it is registered (if not your own).

Securities accounts should be listed if they contain any securities, not just Covered Securities. Accounts to be listed include brokerage, IRA, 401(k), profit-sharing, pension, retirement, trust, mutual fund, hedge fund, or limited partnership accounts maintained for you, or for other persons if you have a beneficial ownership interest in the account.(10) You need not list accounts that hold no securities, such as a savings account. Your account with the MCM 401(k) plan is already listed for you.

                                                 DATE
        NAME/ADDRESS OF BROKER,               SECURITIES
        DEALER, BANK, OR OTHER               ACCOUNT WAS            ACCOUNT REGISTRATION
              INSTITUTION                    ESTABLISHED          (Self/Other) AND NUMBER/S
------------------------------------------------------------------------------------------------
Great-West Life & Annuity Insurance Co.    (Please state      Self:
401(k) Operations                         approximate date)   MCM 401(k) Plan No. 934587-01
8525 East Orchard Road                                        Participant Account
Greenwood Village, Colorado 80111                             (Please state all account numbers)
------------------------------------------------------------------------------------------------
UMB Fund Services, Inc.                   (Please state       (Please state all account numbers)
803 West Michigan Street                  approximate date)
Milwaukee, Wisconsin 53233
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

--------------------
(10) You generally have an indirect beneficial ownership interest in accounts owned by persons such as those listed in the previous footnote.

MCM QUARTERLY PERSONAL TRANSACTION REPORT
PAGE 26

3. Please send a letter or other instruction (sample attached) to every broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that established a NEW account for your direct or indirect benefit in the past quarter.

The letter or instruction should ask the institution to mail to MCM's compliance department (1) a duplicate confirmation of each transaction in each account, and
(2) a duplicate copy of each periodic account statement. Please attach to this report a copy of each letter or instruction.

You need not send a letter to the MCM 401(k) plan (which provides information to MCM), or send a letter to UMB about an account that holds only Marsico funds through UMB (which provides information to MCM). You also need not send a letter to an institution (such as a real estate limited partnership) that holds a securities account for you (such as a record of a partnership interest) but does not itself invest in securities.

4. If you own an interest in a private fund or managed account that invests in securities and is not managed by MCM, please sign the private fund/managed account certification below.

GENERAL QUARTERLY CERTIFICATION

I certify that:

         -        I have responded fully to Request Nos. 1 and 2;

         - I have instructed each broker, dealer, bank, or other institution to provide the information requested in Request No. 3 of this Quarterly Personal Transaction Report;

         - I have signed the private fund/managed account certification below if I own an interest in a private fund or managed account that invests in securities and is not managed by MCM.

Name: _____________________________________
                   (please print)

Signature: _____________________________________

Date Submitted: ________________________________

MCM QUARTERLY PERSONAL TRANSACTION REPORT
PAGE 27

                   PRIVATE FUND/MANAGED ACCOUNT CERTIFICATION

I own an interest in a private fund or managed account that invests in securities and is not managed by MCM. I certify that:

         - The manager of the fund/account has complete control of the fund/account under a written grant of discretion or other formal agreement.

         - I have no direct or indirect influence or control over the fund/account or investment decisions made for it.

         - I (and any related person) have not disclosed and will not disclose to the fund/account manager any action that MCM has taken or may take relating to any security, or any consideration by Marsico of any security.

         - The fund/account manager and other representatives of the fund/account have not disclosed and will not disclose to me any investment decision for the fund/account until after it has been implemented.

         - I have reported and will continue to report to MCM the existence of the fund/account in my periodic reports.

         - If requested, I will report the fund's/accounts securities holdings and transactions to MCM.

Name: _____________________________________
                   (please print)

Signature: _____________________________________

Date Submitted: ________________________________

MCM QUARTERLY PERSONAL TRANSACTION REPORT
PAGE 28

                  SAMPLE LETTER TO BROKER OR OTHER INSTITUTION

Date

Institution Name
Address

         Re: Request for Duplicate Confirmations and Account Statements Account Registration/Name: __________________________
                  Account No/s: ______________________________________

Dear Sir or Madam:

Effective at once, if you are not already doing so, please mail regularly to Marsico Capital Management, LLC:

         (1) A duplicate confirmation of each transaction that occurs in all accounts listed above (and in any related accounts that are open now or in the future); and

         (2) A duplicate copy of all periodic account statements for the same accounts.

The mailing address where the duplicate confirmations and statements should be sent is:

         Marsico Capital Management, LLC
         Attention: Compliance Department
         1200 17th Street, Suite 1300
         Denver, Colorado 80202

Thank you for your prompt attention to this matter.

Sincerely,

Your name

cc: Marsico Capital Management, LLC
    Compliance Department

MCM ANNUAL PERSONAL HOLDINGS REPORT
PAGE 29

                     MARSICO CAPITAL MANAGEMENT, LLC ("MCM")
                         ANNUAL PERSONAL HOLDINGS REPORT
   To be completed by all MCM Employees Annually Within 30 Days After June 30

NAME: _____________________________________

EFFECTIVE DATE: (please indicate) June 30, 200___

1. Please list every "Covered Security" and all Marsico Fund shares and MCM Sub-advised Fund shares in which you had any direct or indirect beneficial ownership interest on the Effective Date, including securities owned by other persons.(11)

A Covered Security includes shares of exchange-traded funds, unit investment trusts, municipal bonds, closed-end funds, depositary receipts, broker folios, common stock, corporate bonds, hedge funds, and limited partnership interests, among other securities.

A Covered Security does NOT include shares of registered open-end investment companies (mutual funds), direct obligations of the U.S. government, bank CDs, or other high-quality short-term debt.

                                      * * *

You may rely on account statements or confirmations that provide the requested information. To do this, please state below that: (a) "I know my broker/dealer/bank/other institution sent copies of all relevant account statements and confirmations to MCM," if true; or (b) "Confirmations and/or account statements are attached" (and attach copies). Only (b) is acceptable for Marsico Fund shares or Marsico Sub-advised Fund shares.

--------------------
(11) You generally have an indirect beneficial ownership interest in, for example, securities or accounts (1) owned by a relative who lives in your home or whom you support, or by a non-relative who shares significant financial arrangements with you, or (2) managed by an adviser for you or a close relative. Your completion of this report is not an admission for other purposes that you have an ownership interest in securities or accounts reported here.

MCM ANNUAL PERSONAL HOLDINGS REPORT
PAGE 30

Please write "None" below if you do not own a direct or indirect interest in a Covered Security.

                                                               NUMBER OF      PRINCIPAL
          TITLE AND SYMBOL OF COVERED SECURITY                 SHARES (if     AMOUNT (if
(including interest rate and maturity date if applicable)       equity)         debt)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

Please write "None" below if you do not own a direct or indirect interest in Marsico Fund shares or Marsico Sub-advised Fund shares.

          MARSICO FUND SHARES OR MCM SUB-ADVISED
FUND SHARES (please list all shares or attach all relevant          NUMBER OF
         account statements and/or confirmations)                     SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Please list the name and address of each broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that maintained an account containing ANY securities held for your direct or indirect benefit on the Effective Date.

Please also list the approximate date the account was established, and registration information including the number of the account and the name in which it is registered (if not your own).

Securities accounts should be listed if they contain any securities, not just Covered Securities. Accounts to be listed include brokerage, IRA, 401(k), profit-sharing, pension, retirement, trust, mutual fund, hedge fund, or limited partnership accounts maintained for you, or for other persons if you have a beneficial ownership interest in the account.(12) You need not list accounts that hold no securities, such as a savings account. Your account with the MCM 401(k) plan is already listed for you.

--------------------
(12) You generally have an indirect beneficial ownership interest in accounts owned by persons such as those listed in the previous footnote.

MCM ANNUAL PERSONAL HOLDINGS REPORT
PAGE 31

                                                 DATE
      NAME/ADDRESS OF BROKER,                 SECURITIES
       DEALER, BANK, OR OTHER                 ACCOUNT WAS               ACCOUNT REGISTRATION
            INSTITUTION                       ESTABLISHED             (Self/Other) AND NUMBER/S
---------------------------------------------------------------------------------------------------
Great-West Life & Annuity Insurance Co.     (Please state        Self:
401(k) Operations                          approximate date)     MCM 401(k) Plan No. 934587-01,
8525 East Orchard Road                                           Participant Account
Greenwood Village, Colorado 80111                                (Please state all account numbers)
---------------------------------------------------------------------------------------------------
UMB Fund Services, Inc.                    (Please state         (Please state all account numbers)
803 West Michigan Street                   approximate date)
Milwaukee, Wisconsin 53233
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

3. Please send a letter or other instruction (sample attached) to every broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that maintained an account for your direct or indirect benefit on the Effective Date.13

The letter or instruction should ask the institution to mail to MCM's compliance department (1) a duplicate confirmation of each transaction in each account, and
(2) a duplicate copy of each periodic account statement. Please attach to this report a copy of each letter or instruction.

                                      * * *

You need not send a letter to the MCM 401(k) plan (which provides information to MCM), or send a letter to UMB about an account that holds only Marsico funds through UMB (which provides information to MCM). You also need not send a letter to an institution (such as a real

--------------------
(13) You need not send a new letter to an institution if you previously sent a similar letter that references every account maintained at that institution for your benefit on the Effective Date (including accounts maintained for other persons), and you attach a copy to this report.

MCM ANNUAL PERSONAL HOLDINGS REPORT
PAGE 32

estate limited partnership) that holds a securities account for you (such as a record of a partnership interest) but does not itself invest in securities.

CERTIFICATION

I certify that I have responded fully to Request Nos. 1 and 2, and have instructed each broker, dealer, bank, or other institution to provide the information requested in Request No. 3 of this Annual Personal Holdings Report.

Name: _____________________________________
                   (please print)

Signature: ________________________________

Date Submitted: ___________________________

MCM SAMPLE LETTER TO BROKER OR OTHER INSTITUTION
PAGE 33

                  SAMPLE LETTER TO BROKER OR OTHER INSTITUTION

Date

Institution Name
Address

         Re: Request for Duplicate Confirmations and Account Statements Account Registration/Name: __________________________
                  Account No/s: ______________________________________

Dear Sir or Madam:

Effective at once, if you are not already doing so, please mail regularly to Marsico Capital Management, LLC:

         (1) A duplicate confirmation of each transaction that occurs in all accounts listed above (and in any related accounts that are open now or in the future); and

         (2) A duplicate copy of all periodic account statements for the same accounts.

The mailing address where the duplicate confirmations and statements should be sent is:

         Marsico Capital Management, LLC
         Attention: Compliance Department
         1200 17th Street, Suite 1300
         Denver, Colorado 80202

Thank you for your prompt attention to this matter.

Sincerely,

Your name

cc: Marsico Capital Management, LLC
    Compliance Department

MCM INITIAL CERTIFICATION OF COMPLIANCE WITH CODE OF ETHICS
PAGE 34

                       INITIAL CERTIFICATION OF COMPLIANCE
                             WITH THE CODE OF ETHICS
                       OF MARSICO CAPITAL MANAGEMENT, LLC
                         AND THE MARSICO INVESTMENT FUND
                    To be completed by all New MCM Employees

I hereby acknowledge receipt of the Code of Ethics (the "Code") of Marsico Capital Management, LLC ("MCM") and the Marsico Investment Fund. I hereby certify that I (i) recently have read the Code (including any updates) and understand its provisions; (ii) will comply with the Code; (iii) have fully and accurately disclosed to MCM all of my securities holdings as required by the Code; and (iv) have requested brokerage confirmations and monthly account statements for all my securities accounts to be provided directly by my broker or bank or other institution to MCM as required by the Code.

Name: _________________________________
      (Please print or type clearly)

Signature: _________________________________

Date: _________________________________

MCM ANNUAL CERTIFICATION OF COMPLIANCE WITH CODE OF ETHICS
PAGE 35

                       ANNUAL CERTIFICATION OF COMPLIANCE
                             WITH THE CODE OF ETHICS
                       OF MARSICO CAPITAL MANAGEMENT, LLC
                         AND THE MARSICO INVESTMENT FUND
                      To be completed by all MCM Employees
                       after the end of each calendar year

I hereby acknowledge receipt of the Code of Ethics (the "Code") of Marsico Capital Management, LLC ("MCM") and the Marsico Investment Fund. I hereby certify that I (i) recently have re-read the Code (including any updates) and understand its provisions; (ii) have complied with and will continue to comply with the requirements of the Code; (iii) have fully and accurately disclosed to MCM all of my securities holdings and personal securities transactions on a quarterly and annual basis as required by the Code; and (iv) have requested brokerage confirmations and monthly account statements for all my securities accounts to be provided directly by my broker or bank or other institution to MCM as required by the Code.

Name: _________________________________
      (Please print or type clearly)

Signature: ____________________________

Date: _________________________________

MCM APPROVAL OF INVESTMENT IN LIMITED OFFERING
PAGE 36

                   APPROVAL OF INVESTMENT IN LIMITED OFFERING

I ______________________________, hereby certify as follows:
         (Print Name)

I seek the approval of Marsico Capital Management, LLC ("MCM") to invest in a Limited Offering (such as an interest in a private company or a hedge fund), as required by SEC rules and the Code of Ethics. The Limited Offering is an unregistered offering in: (please circle number)

1. A private operating company or partnership that does not invest in securities. I believe that my investment in this company or partnership will not appropriate for myself an investment opportunity that should be reserved for MCM's clients, and will not conflict with the interests of MCM's clients, for the following reasons:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

2. A hedge fund or other unregistered investment company that is advised or subadvised by MCM.

3. Any other hedge fund or other unregistered investment company that invests in securities. I have listed below the name of the fund, name of the fund manager, and any facts supporting my desire to invest in the fund.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

MCM APPROVAL OF INVESTMENT IN LIMITED OFFERING
PAGE 37

I further certify that my investment in this hedge fund or other unregistered investment company will meet the following requirements:

         (a) The fund manager will have complete control over the fund under a written grant of discretion or other formal arrangement described above, and I will have no direct or indirect influence or control over the fund or investment decisions made for it;

         (b) I (and any related person) will not disclose to the fund manager or any representative of the fund any action that Marsico may take or has or has not taken, or any consideration by Marsico of any security;

         (c) The fund manager and other fund representatives will not disclose to me any investment decision to be implemented for the fund until after the decision has been implemented; and

         (d) I will report to MCM the EXISTENCE of the fund account in my periodic holdings and transaction reports. I will report SECURITIES HOLDINGS AND TRANSACTIONS IN the fund through account statements or otherwise if requested, and meet any additional conditions stated below.

4. An unregistered interest in stock options or other deferred compensation. I believe that my receipt of these options or other compensation will not appropriate for myself an investment opportunity that should be reserved for MCM's clients, and will not conflict with the interests of MCM's clients, for the following reasons:

Name: _____________________________________________
      (Signature)

Date: _____________________________________________

Approved:__________________________________________
         (General Counsel or Compliance Department)

Date: __________________________________

MCM APPROVAL OF INVESTMENT IN LIMITED OFFERING
PAGE 38

Additional Conditions:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

MCM APPROVAL OF INVESTMENT IN INITIAL PUBLIC OFFERING
PAGE 39

                APPROVAL OF INVESTMENT IN INITIAL PUBLIC OFFERING

I ____________________________, hereby certify as follows:
         (Print Name)

I seek the approval of Marsico Capital Management ("MCM") to invest in an Initial Public Offering ("IPO"), as required by SEC rules and the Code of Ethics.

A. The IPO will be a public offering by an issuer described below: (please circle number below)

         1. An issuer whose publicly issued securities I already own is making a rights offering under which all public shareholders may purchase a limited number of shares of an IPO. MCM has granted approval in the Code to invest in IPOs involving this type of rights offering.

         2. An issuer whose privately issued securities I already own is offering private shareholders the opportunity to purchase shares of an IPO. I believe that my investment in IPO securities offered by this issuer will not appropriate for myself an investment opportunity that should be reserved for MCM's clients, and will not conflict with the interests of MCM's clients, for the following reasons:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

         3. An issuer will offer me the right to purchase shares of an IPO for reasons not stated above. I believe that my investment in IPO securities offered by this issuer will not appropriate for myself an investment opportunity that should be reserved for MCM's clients, and will not conflict with the interests of MCM's clients, for the following reasons:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

MCM APPROVAL OF INVESTMENT IN INITIAL PUBLIC OFFERING
PAGE 40

B. I agree that if MCM grants approval to invest in the IPO, I will comply with any restriction on the subsequent sale of the securities that MCM chooses to impose, including waiting for at least a fixed period of time (such as 90 days) after the offering before selling the securities. I will also comply with the pre-approval, holding period, and blackout period requirements of the Code for the sale of the securities.

Name: _____________________________________________
      (Signature)

Date: _____________________________________________

Approved:__________________________________________
         (General Counsel or Compliance Department)

Date: _____________________________________________

Additional Conditions:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

MCM SPECIAL ACCOUNT CERTIFICATION
PAGE 41

                          SPECIAL ACCOUNT CERTIFICATION

I ___________________________, hereby certify as follows:
         (Print Name)

I seek the approval of Marsico Capital Management ("MCM") to hold an interest in a managed Special Account through which a financial adviser, trustee, or other person may buy or sell Restricted Trading Securities for me (or for another person in whose securities I have a Beneficial Ownership interest). Approval is required by the Code of Ethics.

I have listed below the Special Account, registration number, name of the financial adviser, trustee, or other person who will manage the Special Account, and any facts supporting my desire to hold an interest in the Special Account.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

I certify that my investment in this Special Account will meet the following requirements:

         (a) The financial adviser, trustee, or other person who manages the Special Account will have complete control over the account under a written grant of discretion or other formal arrangement described above, and I will have no direct or indirect influence or control over the Special Account or investment decisions made for it;

         (b) I (and any related person) will not disclose to the financial adviser, trustee, or other person who manages the Special Account any action that Marsico may take or has or has not taken, or any consideration by Marsico of any security;

         (c) The financial adviser, trustee, or other person who manages the Special Account will not disclose to me any investment decision to be implemented for the Special Account until after the decision has been implemented; and

         (d) I will report to MCM the EXISTENCE of the Special Account in my periodic holdings and transaction reports. I will report SECURITIES HOLDINGS AND TRANSACTIONS IN the Special Account through account statements or otherwise if requested, and meet any additional conditions stated below.

MCM SPECIAL ACCOUNT CERTIFICATION
PAGE 42

Name: __________________________________
      (Signature)

Date: __________________________________

Approved: ________________________________
          (General Counsel or Compliance Department)

Date: __________________________________

Additional Conditions:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

MCM PRECLEARANCE FORM
PAGE 43

                                PRECLEARANCE FORM

Employee Name ________________________

Person on whose Behalf Trade is Being Done (if different) ______________________

Broker ________________________            Brokerage Account Number ____________

Security/Fund _________________            Ticker Symbol _______________________

Number of Shares or Units _____             Price per Share or Unit ____________

Approximate Total Price _______________

Do you, or does anyone you know of at Marsico Capital Management, LLC ("MCM"), possess material, non-public information about the issuer? Yes [ ] No [ ] (not applicable to sales of Marsico Fund shares or Marsico Sub-advised Fund shares)

To the best of your knowledge, is the requested transaction consistent with the
letter and spirit of the MCM Code of Ethics?                Yes [ ]  No [ ]

Have you acquired the securities within the last 60 days?   Yes [ ]  No [ ]

(attach 90-day transaction history for Marsico Fund shares or Marsico Sub-advised Fund shares)

I CERTIFY THAT THE ABOVE INFORMATION IS COMPLETE AND ACCURATE.

_______________________                _______________
Signature                              Date

                       FOR COMPLIANCE DEPARTMENT USE ONLY

INFORMATION FROM TRADING DESK:

         Current Orders on desk? _______________________________________________

         Traded within the last 7 days? ________________________________________

         Portfolio managers planning on trading in next 7 days? ________________

Remarks: ___________ _________________________________________

APPROVAL/DISAPPROVAL

Approved: Y _____________N_____________

Approval returned to employee on (date) ________________________________________

Approved by ___________________ Date: ______________ Signature: ________________